Exhibit 99.1

NYSE American: UEC

Uranium Energy Corp Reports Quarterly Results for Period Ended October 31, 2022, Fiscal 2023 Q1

Completed two accretive acquisitions, realized profit from Physical Portfolio, and strengthened balance sheet:

●	Industry leading growth with two accretive acquisitions of UEX Corporation (“UEX”) and Rio Tinto’s world-class, development-stage Roughrider Project.

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Acquired UEX for $192.7 million primarily in UEC stock which is expected to double total resources in all categories in the world-class, politically stable and uranium mining friendly jurisdiction of Canada, leading to the creation of the largest diversified North American focused uranium company.

●	Welcomed Rio Tinto as a new shareholder with the acquisition of the Roughrider Project for total consideration of $146.2 million comprised of $82.1 million cash and $64.1 million in UEC stock.

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Expanded physical uranium purchases to date and contracted deliveries to 5.8 million pounds of North American warehoused uranium (“Physical Portfolio”), resulting in an average cost of ~$38 per pound with various delivery dates through December 2025.

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Generated revenues of $57.2 million from spot market sales of 1,150,000 pounds at a weighted average price of $49.75 per pound, realized gross profit of $13.8 million for the quarter ended Oct 31, 2022.

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No debt and $110.5 million of cash and liquid assets, comprised of $52.9 million in cash and physical uranium including 866,000 pounds of inventory, and $57.6 million in equity holdings as of December 16, 2022.

Corpus Christi, TX, December 19, 2022 - Uranium Energy Corp (NYSE American: UEC, the “Company” or “UEC”) is pleased to report, in accordance with NYSE American requirements, the filing of the Company’s quarterly report on Form 10-Q for the quarter ended October 31, 2022 with the U.S. Securities and Exchange Commission (the “SEC”). This Form 10-Q filing, which includes the Company’s interim condensed consolidated financial statements, related notes thereto and management’s discussion and analysis, is available for viewing on the SEC’s website at http://www.sec.gov/edgar.shtml or on the Company's website at www.uraniumenergy.com.

Amir Adnani, CEO and President stated: “This most recent quarter validates UEC's growth strategy and our strengths and unique abilities as a pure-play, 100% unhedged uranium supplier. Supported by our strong balance sheet and Physical Portfolio we are advancing a two-pronged approach, combining best in-class: 1) U.S. in-situ recovery (“ISR”) production anchored by two processing plants; and 2) Canadian high-grade conventional development pipeline. The Company’s North American warehoused Physical Portfolio is enabling opportunistic and profitable spot market sales and will be a reliable long-term source of supply.”

Acquisition Highlights

The UEX and Roughrider assets are primarily situated in the eastern Athabasca Basin of Saskatchewan, Canada. Highlights of the acquisitions include the following:

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Unlocking Value and Immediate Synergies: Roughrider with the recently acquired UEX projects located in the eastern Athabasca Basin, positions UEC with a critical mass of resources to enhance future production plans. Near to the development-stage Roughrider Project include UEC’s Raven-Horseshoe, Hidden Bay and Christie Lake Projects.

●	Scaling up in Canada's High-Grade Athabasca Basin: After Cameco and Orano, UEC now controls the largest diversified resource base, hosted in multiple assets, in Canada’s Athabasca Basin.

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Infrastructure, Nearby Operations and Long-Standing Uranium History: There are over 20 uranium deposits, four current and historically producing mines, and two uranium mills within a 100 km distance from Roughrider, providing excellent infrastructure for future development, including all-weather roads, an all-weather airstrip within seven kms and robust electrical grid access, primarily generated from renewable hydroelectric power sources.(1)

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World-class Roughrider Project in a Premier Uranium Mining Jurisdiction: Development-stage Roughrider Project has a non-current, historic resource of 58 million pounds at an average grade of 4.73% U3O8 situated in the eastern Athabasca Basin of Canada, where 10% of global uranium production was sourced in 2021. (2)(3)

1.	Cameco Corporation 2021 ESG Report, SaskPower System Map accessible at https://www.saskpower.com
2.	Subject to the completion of S-K 1300 technical report summary.
3.	World Nuclear Association – World Uranium Mining Production and Largest Producing Uranium Mines in 2021.

The technical information in this news release has been reviewed by Christopher Hamel, P. Geo, Vice President Exploration Canada for the Company, being a Qualified Person under Item 1302 of Regulation S-K.

About Uranium Energy Corp

Uranium Energy Corp is the fastest growing supplier of the fuel for the green energy transition to a low carbon future. UEC is the largest, diversified North American focused uranium company, advancing the next generation of low-cost, environmentally friendly In-Situ Recovery (“ISR”) mining uranium projects in the United States and high-grade conventional projects in Canada. The Company has two production-ready ISR hub and spoke platforms in South Texas and Wyoming. These two production platforms are anchored by fully operational central processing plants and served by seven U.S. ISR uranium projects with all their major permits in place. Additionally, the Company has diversified uranium holdings including: (1) one of the largest physical uranium portfolios of North American warehoused U3O8; (2) a major equity stake in Uranium Royalty Corp., the only royalty company in the sector; and (3) a Western Hemisphere pipeline of resource stage uranium projects. The Company's operations are managed by professionals with decades of hands-on experience in the key facets of uranium exploration, development and mining.

For additional information, please contact:

Uranium Energy Corp Investor Relations
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Twitter: @UraniumEnergy

Stock Exchange Information:
NYSE American: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian securities laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Many of these factors are beyond the Company’s ability to control or predict. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities.